UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

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Sealed Air Corporation
(Name of Registrant as Specified In Its Charter)

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Your Vote Counts SEALED AIR CORPORATION 2021 Annual Meeting Vote by May 17, 2021 11:59 PM EDT SEALED AIR CORPORATION 2415 CASCADE POINTE BLVD. CHARLOTTE, NC 28208 D38800-P50079-Z79190 You invested in SEALED AIR CORPORATION and it’s time to vote You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 18, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 4, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 18, 2021 9:00 AM EDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SEE2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors. Nominees: 1a. Zubaid Ahmad For 1b. Françoise Colpron For 1c. Edward L. Doheney II For 1d. Michael P. Doss For 1e. Henry R. Keizer For 1f. Harry A. Lawton III For 1g. Neil Lustig For 1h. Suzanne B. Rowland For 1i. Jerry R. Whitaker For 2. Amendment and restatement of 2014 Omnibus Incentive Plan. For 3. Ratification of the appointment of PricewaterhouseCoopers LLP as Sealed Air’s independent auditor for the year ending For December 31, 2021. 4. Approval, as an advisory vote, of Sealed Air’s 2020 executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D38801-P50079-Z79190